UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 5, 2015

Date of Report (Date of earliest event reported)

HOSPIRA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-31946	20-0504497
(Commission File Number)	(IRS Employer Identification No.)

275 N. Field Drive

Lake Forest, Illinois 60045

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (224) 212-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 5, 2015, Hospira, Inc., a Delaware corporation (the “Company”), issued a press release announcing the Company’s entry into an Agreement and Plan of Merger, dated February 5, 2015, with Pfizer Inc., a Delaware corporation (“Parent”), and Perkins Holding Company, a Delaware corporation and a wholly owned subsidiary of Parent.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

* * *

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy and statements regarding the contemplated merger with Pfizer Inc.. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended December 31, 2013 and quarterly reports on Form 10-Q for fiscal 2014.  Additional factors may include the effect of the announcement of the merger and related transactions on Hospira’s business relationships, operating results and business generally; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with Pfizer Inc., and the risk that the merger agreement with Pfizer Inc. may be terminated in circumstances that require Hospira to pay a termination fee to Pfizer Inc.; the outcome of any legal proceedings that may be instituted against Hospira related to the merger agreement with Pfizer Inc.; and the failure to satisfy conditions to completion of the merger with Pfizer Inc., including the receipt of all required regulatory approvals related to the merger with Pfizer Inc. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1                        Press Release of Hospira, Inc., issued February 5, 2015.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

/s/ Royce Bedward
By:	Royce Bedward
Its:	Senior Vice President, General Counsel and
Secretary

Dated: February 5, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Hospira, Inc., issued February 5, 2015.